UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -------------

                                    Form 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


         Date of Report                                          April 28, 2004

                        Commission file number 000-26213

                             Arc Communications Inc.
             (Exact Name of Registrant as specified in its charter)

         New Jersey                                       22-3201557
         ----------                                  ----------------------
  (State of Incorporation)                          (IRS Identification No.)


                        401 Hackensack Avenue, 3rd Floor
                          Hackensack, New Jersey 07601
                                 (201) 525-1777
         (Registrant's Address, including ZIP Code and telephone number)

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On April 27, 2004, the Registrant issued a press release announcing that it had appointed Mr. Aaron Dobrinsky and Mr. Frank Elenio to serve as chief executive officer and chief financial officer, respectively, and as members of the Registrant's board of directors.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable.

(b) Not Applicable.

(c) Exhibits:

    Exhibit Number         Description

        99.1               Press Release of Arc Communications Inc. dated
                           April 27, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Arc Communications Inc.
                                                           (Registrant)


                                                  By: /s/ Aaron Dobrinsky
                                                      --------------------------
                                                         Aaron Dobrinsky
                                                         Chief Executive Officer

Date:    April 28, 2004

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                                  EXHIBIT INDEX

 Exhibit      Description
 -------      -----------

  99.1        Press Release of Arc Communications Inc. dated April 27, 2004.